UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2020, Delcath Systems, Inc. (the “Company”) filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware. The Certificate of Amendment, which became effective immediately upon its filing, decreased the total number of shares of common stock, $0.01 par value, that the Company is authorized to issue from 1,000,000,000 shares to 40,000,000 shares. The Board of Directors of the Company adopted a resolution approving the Certificate of Amendment on September 30, 2020. As discussed under Item 5.07 of this Current Report on Form 8-K, the adoption of the Certificate of Amendment was subsequently approved by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on November 23, 2020. The full text of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 23, 2020. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. A proposal to elect the two Class II nominees named in the Company’s proxy statement as Class II directors for a term expiring at the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Class II Directors:
Elizabeth Czerepak	3,383,974	1,666	0
John Sylvester	3,342,472	43,168	0

Proposal 2. A proposal to approve an amendment to the Company’s amended and restated certificate of incorporation to reduce the total number of authorized shares of the Company’s common stock, $0.01 par value, from 1,000,000,000 shares to 40,000,000 shares. Proposal 2 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,373,168	12,417	55	0

Proposal 3. A proposal to approve the Company’s 2020 Omnibus Equity Incentive Plan. Proposal 3 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,380,195	4,970	475	0

Proposal 4. A proposal to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. Proposal 4 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,384,267	1,186	187	0

Proposal 5. A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Company’s proxy statement. Proposal 5 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,381,035	4,414	191	0

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Title

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Delcath Systems, Inc., dated November 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

By:	/s/ Gerard Michel
Name:	Gerard Michel
Title:	Chief Executive Officer

Date: November 24, 2020